UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 6, 2025

Date of Report (Date of earliest event reported)

5&2 Studios, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56519	82-3246222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8291 Baucum Road Midlothian, TX	76065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-924-6736

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Series B Common Stock

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Named Executive Officer

On July 6, 2025, Kyle Young, the Executive Vice President of 5&2 Studios, Inc. (the “Company”), notified the Company of his decision to resign, effective immediately.

Material Compensatory Agreement with Named Executive Officer

In connection with Mr. Young’s resignation, the Company and Mr. Young entered into an Employment Separation Agreement (the "Separation Agreement"). Under the terms of the Separation Agreement, the Company agreed to pay Mr. Young $200,000, less applicable payroll taxes and deductions, and cover the costs of Mr. Young’s health insurance continuation coverage under COBRA through December 2025 or until he obtains subsequent employment and/or coverage under another health insurance plan. Furthermore, should he receive care or incur health costs not covered by COBRA that are deemed necessary, the Company will reimburse him for those costs upon his submission of verifiable receipts and proof of payment. Additionally, under the terms of the Separation Agreement, Mr. Young is entitled to his accrued and unpaid base salary through his last day of employment. He will also be paid for any unreimbursed expenses and all payments or benefits to which he is entitled under any applicable Company employee benefit plan. As consideration for the foregoing, Mr. Young has agreed to a general release of all claims against the Company and its affiliates and to a customary non-disparagement covenant.

The foregoing summary description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Separation Agreement, dated July 10, 2025, by and between Kyle Young and 5&2 Studios, Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish a copy of any redacted information and/or omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2025	5&2 STUDIOS, INC.

	By:	/s/ JD Larsen
	Name:	JD Larsen
	Title:	Chief Financial Officer